Dreyfus Premier
Value Fund


Seeks capital growth by
investing in value stocks




PROSPECTUS March 1, 2002
       As revised, July 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





[PAGE]

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                                1

Main Risks                                                                   2

Past Performance                                                             4

Expenses                                                                     5

Management                                                                   6

Financial Highlights                                                         7

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                            10

Distributions and Taxes                                                     14

Services for Fund Investors                                                 15

Instructions for Regular Accounts                                           16

Instructions for IRAs                                                       17

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.



[PAGE[

                                                      Dreyfus Premier Value Fund
                                               ---------------------------------
                                                  Ticker Symbols: CLASS A: DRSIX
                                                                  CLASS B: DSTBX
                                                                  CLASS C: DPVCX
                                                                  CLASS R: DPVRX
                                                                  CLASS T: DTPVX

The Fund

GOAL/APPROACH


The fund seeks capital growth. To pursue this goal, it invests primarily at least 80% of its assets in stocks. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings. The fund expects to invest mainly in the stocks of U.S. issuers, but may invest up to 30% of its assets in foreign stocks.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase (such as a corporate restructuring or change in management). The portfolio manager uses fundamental analysis to create a broadly diversified value portfolio, normally with a weighted average p/e ratio less than or equal to that of the Standard & Poor's((reg.tm)) 500 Composite Stock Price Index (S&P 500) and a long-term projected earnings growth rate greater than or equal to that of the S&P 500. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth

*    GROWTH, in this case the sustainability or growth of earnings or cash flow

*    FINANCIAL PROFILE, which measures the financial health of the company

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.





Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.


S&P 500: an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The S&P 500 is often considered a proxy for the stock market in general.


                                                                The Fund       1




MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.



* VALUE STOCK RISK. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

* MARKET SECTOR RISK. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

* DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures. The fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

2



* SHORT SALE RISK. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

* IPO RISK. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.




Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this for temporary defensive purposes, it could have the effect of reducing the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objectives.


At times, the fund may engage in short-term trading, which could produce higher brokerage costs and lower the fund's after-tax performance.

The fund can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the fund's gains or losses.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

                                                                The Fund       3




PAST PERFORMANCE

The bar chart and table show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. These performance figures do not reflect sales loads, and would be lower if they did. The table compares the average annual total return of each of the fund's share classes to that of the Russell 1000 Value Index, a broad-based index measuring the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. These returns for the fund include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and reflect applicable sales loads, but do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


-5.23   16.71   -11.36   23.70   18.09   16.37   11.07   7.57    5.37    -9.09
92      93      94       95      96      97      98      99      00      01


BEST QUARTER:                    Q4 '98                       +16.65%

WORST QUARTER:                   Q3 '98                       -12.05%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/02 WAS 3.42%.


Average annual total returns AS OF 12/31/01

                                                                                                                 10 Years
Share class/                                                                                                    (or since
inception date                                              1 Year                     5 Years                  inception)
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (10/16/86)
RETURNS BEFORE TAXES                                        -13.38%                      4.88%                    6.15%

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            -14.52%                      2.33%                    3.39%

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                          -7.59%                      3.21%                    3.88%

CLASS B (1/15/93)
RETURNS BEFORE TAXES                                        -12.32%                      5.04%                    7.38%*

CLASS C (9/1/95)
RETURNS BEFORE TAXES                                         -9.71%                      5.23%                    7.96%

CLASS R (9/1/95)
RETURNS BEFORE TAXES                                         -8.94%                      5.75%                    8.52%

CLASS T (3/1/00)
RETURNS BEFORE TAXES                                        -13.10%                       --                     -0.64%

RUSSELL 1000 VALUE INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                      -5.59%                     11.13%                   14.13%**

 *     ASSUMES CONVERSION OF CLASS B TO CLASS A.

**     REFLECTS 10-YEAR PERIOD ENDED 12/31/01.




What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4




EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                            CLASS A        CLASS B         CLASS C        CLASS R        CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                      5.75            NONE           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS           NONE*           4.00           1.00           NONE           NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                .75             .75            .75            .75            .75

Rule 12b-1 fee                                                NONE             .75            .75           NONE            .25

Shareholder services fee                                       .25             .25            .25           NONE            .25

Other expenses                                                 .20             .27            .29           1.38            .67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                         1.20            2.02           2.04           2.13           1.92

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $690                $934                 $1,197               $1,946

CLASS B
WITH REDEMPTION                                $605                $934                 $1,288               $1,943**

WITHOUT REDEMPTION                             $205                $634                 $1,088               $1,943**

CLASS C
WITH REDEMPTION                                $307                $640                 $1,098               $2,369
WITHOUT REDEMPTION                             $207                $640                 $1,098               $2,369

CLASS R                                        $216                $667                 $1,144               $2,462

CLASS T                                        $636                $1,026               $1,440               $2,592

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                                The Fund       5





MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $187 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Douglas A. Ramos, CFA, is the fund's primary portfolio manager, a position he has held since July 2001. Mr. Ramos has served as portfolio manager for various Dreyfus funds since joining Dreyfus in July 1997 after more than five years at Loomis, Sayles & Company, L.P., where he last served as a senior partner and investment counselor.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

6



FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


                                                                                               YEAR ENDED OCTOBER 31,
 CLASS A                                                                          2001       2000      1999       1998      1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                             21.85      22.00     21.07      24.30     22.42

 Investment operations:  Investment income -- net                                 .13(1)    .10(1)     .11(1)       .13       .12

                         Net realized and unrealized gain (loss) on investments   (3.08)      1.74      2.50        .23      5.40

 Total from investment operations                                                (2.95)       1.84      2.61        .36      5.52

 Distributions:          Dividends from investment income -- net                  (.11)      (.11)     (.11)      (.11)     (.20)

                         Dividends from net realized gain on investments         (1.57)     (1.88)    (1.57)     (3.48)    (3.44)

 Total distributions                                                             (1.68)     (1.99)    (1.68)     (3.59)    (3.64)

 Net asset value, end of period                                                   17.22      21.85     22.00      21.07     24.30

 Total return (%)(2)                                                            (14.32)       9.00     13.24       1.53     27.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                       1.20       1.20      1.18       1.19      1.18

 Ratio of net investment income to average net assets (%)                           .66        .50       .51        .54       .51

 Portfolio turnover rate (%)                                                      91.91     150.24    141.85     159.30    123.53
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          132,810    164,534   171,526    178,593   206,333

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(2)  EXCLUSIVE OF SALES CHARGE.

                                                                                             YEAR ENDED OCTOBER 31,
 CLASS B                                                                         2001       2000      1999       1998      1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                             20.93      21.21     20.41      23.70     21.92

 Investment operations:  Investment income (loss) -- net                          (.03)(1)    (.04)(1)  (.05)(1)   (.04)    (.04)

                         Net realized and unrealized gain (loss) on investments   (2.93)      1.64      2.42        .23      5.29

 Total from investment operations                                                (2.96)       1.60      2.37        .19      5.25

 Distributions:          Dividends from investment income -- net                     --         --        --         --     (.03)

                         Dividends from net realized gain on investments         (1.57)     (1.88)    (1.57)     (3.48)    (3.44)

 Total distributions                                                             (1.57)     (1.88)    (1.57)     (3.48)    (3.47)

 Net asset value, end of period                                                   16.40      20.93     21.21      20.41     23.70

 Total return (%)(2)                                                            (15.02)       8.12     12.38        .75     26.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                       2.02       1.99      1.94       1.95      1.93

 Ratio of net investment income (loss) to average net assets (%)                  (.16)      (.23)     (.25)      (.22)     (.27)

 Portfolio turnover rate (%)                                                      91.91     150.24    141.85     159.30    123.53
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                           10,575     11,936    26,897     47,512    52,847

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  EXCLUSIVE OF SALES CHARGE.

                                                                                                             The Fund       7




FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           YEAR ENDED OCTOBER 31,
 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           20.75      21.06      20.28     23.67      21.90

 Investment operations:  Investment income (loss) -- net                         (.04)(1)   (.11)(1)   (.06)(1)  (.05)   (.14)(1)

                         Net realized and unrealized gain (loss)
                         on investments                                         (2.89)      1.68       2.41       .20       5.35

 Total from investment operations                                              (2.93)       1.57       2.35       .15       5.21

 Distributions:          Dividends from investment income -- net                (.03)         --         --     (.06)         --

                         Dividends from net realized gain on investments       (1.57)     (1.88)     (1.57)    (3.48)     (3.44)

 Total distributions                                                           (1.60)     (1.88)     (1.57)    (3.54)     (3.44)

 Net asset value, end of period                                                 16.22      20.75      21.06     20.28      23.67

 Total return (%)(2)                                                          (14.99)       8.02      12.25       .65      26.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     2.04       2.03       1.96      2.08       2.00

 Ratio of net investment income (loss) to average net assets (%)                (.20)      (.59)      (.29)     (.35)      (.56)

 Portfolio turnover rate (%)                                                    91.91     150.24     141.85    159.30     123.53
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,243        714        712       652        594

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  EXCLUSIVE OF SALES CHARGE.

                                                                                              YEAR ENDED OCTOBER 31,
 CLASS R                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           21.55      21.70     20.87      24.30      22.42

 Investment operations:  Investment income (loss) -- net                       (.05)(1)     .05(1)     .06(1)     .21        .19

                         Net realized and unrealized gain (loss)
                         on investments                                          (3.01)     1.75      2.47      (.01)       5.38

 Total from investment operations                                              (3.06)       1.80      2.53        .20       5.57

 Distributions:          Dividends from investment income -- net                (.14)      (.07)     (.13)      (.15)      (.25)

                         Dividends from net realized gain on investments       (1.57)     (1.88)    (1.57)     (3.48)     (3.44)

 Total distributions                                                           (1.71)     (1.95)    (1.70)     (3.63)     (3.69)

 Net asset value, end of period                                                 16.78      21.55     21.70      20.87      24.30

 Total return (%)                                                             (15.15)       8.97     12.99        .77      27.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     2.13       1.37      1.40       1.00        .94

 Ratio of net investment income (loss) to average net assets (%)                (.27)        .26       .29        .51        .71

 Portfolio turnover rate (%)                                                    91.91     150.24    141.85     159.30     123.53
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                              7          6         8          6          5

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

8




                                                                                                          YEAR ENDED OCTOBER 31,
CLASS T                                                                                                   2001           2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    21.77              19.15

 Investment operations:  Investment income (loss) -- net                                                (.02)(2)         (.02)(2)

                         Net realized and unrealized gain (loss) on investments                         (3.08)              2.64

 Total from investment operations                                                                       (3.10)              2.62

 Distributions:          Dividends from investment income -- net                                         (.05)                --

                         Dividends from net realized gain on investments                                (1.57)                --

 Total distributions                                                                                    (1.62)                --

 Net asset value, end of period                                                                          17.05             21.77

 Total return (%)(3)                                                                                   (15.08)           13.68(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.92             1.17(4)

Ratio of net investment income (loss) to average net assets (%)                                         (.11)            (.09)(4)

Portfolio turnover rate (%)                                                                             91.91             150.24
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                      21                  1

(1)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.

                                                                The Fund       9



Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS R shares are designed for eligible institu- tions and their clients (individuals may not purchase these shares directly)

* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares.

Your financial representative can help you choose the share class that is appropriate for you.



Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any fund advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

10



Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares, or you may qualify for a reduced sales charge. Consult your financial representative or the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                    Sales charge                              Sales charge
                                                    deducted as a %                           as a % of your
Your investment                                     of offering price                         net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                    Class                Class                Class                Class
                                                    A                    T                    A                    T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                       5.75%                4.50%                6.10%                4.70%

$50,000 -- $99,999                                  4.50%                4.00%                4.70%                4.20%

$100,000 -- $249,999                                3.50%                3.00%                3.60%                3.10%

$250,000 -- $499,999                                2.50%                2.00%                2.60%                2.00%

$500,000 -- $999,999                                2.00%                1.50%                2.00%                1.50%

$1 million or more*                                 0.00%                0.00%                0.00%                0.00%

*    A 1.00% CDSC may be charged on any shares  sold within one year of purchase
     (except shares bought through dividend reinvestment).


Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                CDSC as a % of your initial
Years since purchase            investment or your redemption
was made                        (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                   4.00%

2 -- 4 years                    3.00%

4 -- 5 years                    2.00%

5 -- 6 years                    1.00%

More than 6 years               Shares will automatically
                                convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

                                                        Your Investment       11




ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

*    the  fund  will  not  process  wire,   telephone  or  Dreyfus  TeleTransfer
     redemption requests for up to eight business days following the purchase of those shares




Limitations on selling shares by phone

Proceeds
sent by                  Minimum                Maximum
--------------------------------------------------------------------------------

CHECK                    NO MINIMUM             $250,000 PER DAY

WIRE                     $1,000                 $500,000 FOR JOINT ACCOUNTS
                                                EVERY 30 DAYS

DREYFUS                  $500                   $500,000 FOR JOINT ACCOUNTS
TELETRANSFER                                    EVERY 30 DAYS


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

12




General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).



Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

                                                        Your Investment       13




DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income, and distributes any net capital gains it has realized, once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). High portfolio turnover and more volatile markets can result in higher taxable distributions to shareholders, regardless of whether their shares increased in value. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                  Tax rate for               Tax rate for
distribution             10% or 15% bracket         27% bracket or above
--------------------------------------------------------------------------------

INCOME                   ORDINARY                   ORDINARY
DIVIDENDS                INCOME RATE                INCOME RATE

SHORT-TERM               ORDINARY                   ORDINARY
CAPITAL GAINS            INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                     18%/20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.

14



SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You also can exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

                                                        Your Investment       15




INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing


           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:
   * ABA# 021000018
   * DDA# 8900119365
   * the fund name
   * the share class
   * your Social Security or tax ID number
   * name(s) of investor(s)
   * dealer number if applicable

Call us to obtain an account number.
Return your application with the account number on the application.


          Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic
service(s) you want. Return your
application with your investment.

ALL SERVICES  Call us or your financial
representative to request a form to add
any automatic investing service (see
"Services for Fund Investors"). Complete and return the form along with any other required materials.





TO ADD TO AN ACCOUNT

Fill out an investment slip, and write
your account number on your check.

Mail the slip and the check to:
Name of Fund P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing

WIRE Have your bank send your investment to The Bank of New York, with these instructions:
* ABA# 021000018
* DDA# 8900119365
* the fund name
* the share class
* your account number
* name(s) of investor(s)
* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.

DREYFUS TELETRANSFER  Request Dreyfus
TeleTransfer on your application. Call us to request your transaction.






TO SELL SHARES

Write a letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing





WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file.
Proceeds will be wired to your bank.

DREYFUS TELETRANSFER  Call us or your
financial representative to request your transaction. Be sure the fund has your bank account information on file.
Proceeds will be sent to your bank
by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.




AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.




To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.





Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

16







INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

 Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing


            By Telephone


            Automatically




TO ADD TO AN ACCOUNT

Fill out an investment slip, and write
your account number on your check.
Indicate the year the contribution is for.

Mail the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing


WIRE Have your bank send your investment to The Bank of New York, with these instructions:
* ABA# 021000018
* DDA# 8900119365
* the fund name
* the share class
* your account number
* name of investor
* the contribution year
* dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert "1111" before your account number.



ALL SERVICES  Call us or your financial
representative to request a form to add
any automatic investing service (see
"Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.




TO SELL SHARES

Write a letter of instruction that includes:
* your name and signature
* your account number and fund name
* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Trust Company
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing





SYSTEMATIC WITHDRAWAL PLAN  Call us to
request instructions to establish the
plan.





For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                                        Your Investment       17








NOTES


[Application page 1]

[Application page 2]





NOTES




                  For More Information

                                                      Dreyfus Premier Value Fund
                                  A series of Dreyfus Premier Value Equity Funds
                                         ---------------------------------------
                                                      SEC file number:  811-4688



More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).





To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation
037P0702